EXHIBIT 10.32

                             Schedule of Purchasers

A.  Janus Investment Fund, on behalf of its series Janus Global Life Sciences
    Fund

B.  DCF Partners L.P.

C.  The DCF Life Sciences Fund Limited

D.  ACI Capital America Fund, LP

E.  ACI Capital Strategic Fund, LP

F.  Pequot Scout Fund, L.P.

G.  SMALLCAP World Fund, Inc.

H.  American Variable Insurance Series, Global Small Capitalization Fund

I.  Essex Performance Fund, Limited Partnership

J. Essex Global Life Sciences Fund is a separate series of Essex Specialty Pooled Funds, LP

K.  DFS Integrity Partners, L.P.

L.  Gambro Inc.

934955.1